EATON VANCE ASIAN SMALL COMPANIES FUND
EATON VANCE GREATER CHINA GROWTH FUND
Supplement to Prospectus dated January 1, 2011 and
Summary Prospectuses dated January 1, 2011
as revised May 2, 2011

EATON VANCE MULTI-CAP GROWTH FUND
Supplement to Prospectus dated January 1, 2011 and
Summary Prospectus dated January 1, 2011

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
Supplement to Prospectus dated January 1, 2011 and
Summary Prospectus dated January 1, 2011
as revised August 1, 2011

EATON VANCE ALABAMA MUNICIPAL INCOME FUND
EATON VANCE ARKANSAS MUNICIPAL INCOME FUND
EATON VANCE GEORGIA MUNICIPAL INCOME FUND
EATON VANCE KENTUCKY MUNICIPAL INCOME FUND
EATON VANCE MARYLAND MUNICIPAL INCOME FUND
EATON VANCE MISSOURI MUNICIPAL INCOME FUND
EATON VANCE NORTH CAROLINA MUNICIPAL INCOME FUND
EATON VANCE OREGON MUNICIPAL INCOME FUND
EATON VANCE SOUTH CAROLINA MUNICIPAL INCOME FUND
EATON VANCE TENNESSEE MUNICIPAL INCOME FUND
EATON VANCE VIRGINIA MUNICIPAL INCOME FUND
Supplement to Prospectus dated January 1, 2011
as revised February 17, 2011 and
Summary Prospectuses dated January 1, 2011
as revised February 17, 2011

1. The following is added after the first sentence under “Purchase and Sale of Fund Shares” in each Fund’s Summary Prospectus:

Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.

2. The following is added after the first sentence in “Purchase and Sale of Fund Shares” under “Important Information Regarding Fund Shares” in “Fund Summaries”:

Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.

3. The following replaces “Class B shares” in “Choosing a Share Class” under “Purchasing Shares”:

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution and service fees equal to 1.00% (0.95% in the case of the Eaton Vance State Municipal Income Funds) annually of average daily net assets. Class B shares automatically convert to Class A shares after eight years. Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.

December 1, 2011	5494-12/11	COMBINEDPS1